UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)   February 3, 2005

Cephalon, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19119	23-2484489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

145 Brandywine Parkway
West Chester, Pennsylvania	19380
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code           (610) 344-0200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)                                 On February 3, 2005, Robert J. Feeney, Ph.D., provided Cephalon, Inc. (the “Company”) with notice of his intention to retire from the Board of Directors of the Company effective May 18, 2005 and, therefore, to not stand for reelection at the May 18, 2005 Annual Meeting of Stockholders.

Dr. Feeney indicated in a letter to the Company that his decision to retire is based solely on personal reasons, and not due to any disagreement with the Company or concerns relating to the Company’s operations, policies or practices.

The Company hereby incorporates by reference the press release dated February 3, 2005 attached hereto as Exhibit 99.1, and made a part of this Item 5.02.

Item 9.01.  Financial Statements and Exhibits.

(a)                        Financial Statements of Business Acquired:   Not applicable

(b)                       Pro Forma Financial Information:   Not applicable

(c)                        Exhibits

Number	Description
99.1	Press Release – Robert J. Feeney, Ph.D., To Retire from Cephalon Board of Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPHALON, INC.

Date: February 3, 2005	By:	/s/ J. Kevin Buchi
J. Kevin Buchi
Sr. Vice President and CFO

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release - Robert J. Feeney, Ph.D., To Retire from Cephalon Board of Directors